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                           FORM 8-K.--CURRENT REPORT
                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K
                                CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)    December 6, 2000
                                                    ----------------------------
                           Waypoint Financial Corp.
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            (Exact name of registrant as specified in its charter)

       Pennsylvania                    0-22399                   25-1872581
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(State or other jurisdiction     (Commission File Number)     (IRS Employer of
       incorporation)                                        Identification No.)

     235 N. Second Street, Harrisburg, PA                           17101
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     (Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code       (717) 236-4041
                                                         -----------------------
                            Harris Financial, Inc.
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        (former name or former address, if changed since last report.)

Item 1.  Changes in Control of Registrant
         None

Item 2.  Acquisition or Disposition of Assets
         None

Item 3.  Bankruptcy or Receivership
         None

Item 4.  Changes in Registrant's Certifying Account
         None

Item 5.  Other Events

          On October 17, 2000, Waypoint Financial Corp. completed an acquisition of York Financial Corp. This current report on Form 8-K includes selected financial data for York Financial Corp. as of and for the quarter ended September 30, 2000.

Item 6.  Resignations of Registrant's Directors
         None

Item 7.  Financial Statements and Exhibits
         a. Financial Statements
            None
         b. Exhibits
            7.1 Selected financial data of York Financial Corp. as of and for the quarter ended September 30, 2000.

Item 8.  Changes in Fiscal Year
         None
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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   Waypoint Financial Corp.
                                              ----------------------------------
                                                          (Registrant)

           December 6, 2000                             /s/JAMES H. MOSS
-------------------------------------         ----------------------------------
                (Date)                                    (Signature)*
                                                         James H. Moss,
                                                             EVP/CFO


*Print name and title of the signing officer under his signature.